Valued Advisers Trust

LS Opportunity Fund

Supplement to the Statement of Additional Information dated September 28, 2022

Supplement dated November 1, 2022

Effective, November 1, 2022, Long Short Advisors, LLC, investment advisor to the Fund, and Prospector Partners, LLC, sub-advisor to the Fund, amended the Sub-Advisory Agreement to revise the compensation structure. The revisions affect the compensation paid by Long Short Advisors, LLC to Prospector Partners, LLC only, and the 1.75% advisory fee paid by the Fund to Long Short Advisors, LLC will not change.

The following table provides additional information regarding the revised schedule of fee split, and replaces the table currently provided under the heading “INVESTMENT ADVISOR” in the Statement of Additional Information.

Tiers (Fund Net Assets)	Estimated BP Split Sub-Adviser	Estimated BP Split Manager	Sub- Adviser	Manager
$0 - $200M	0.88%	0.88%	50%	50%
$200M - $300M	0.96%	0.79%	55%	45%
$300M - $400M	0.96%	0.79%	55%	45%
$400M +	1.05%	0.70%	60%	40%

* * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Prospectus, dated September 28, 2022, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 336-6763.